EXHIBIT 11
                        U S WEST COMMUNICATIONS GROUP
                  Computation of Earnings Per Common Share
                  (In Thousands, Except Per Share Amounts)

                                                      THREE MONTHS ENDED
                                                         DECEMBER 31,
                                                    ----------------------
                                                       1996       1995*
                                                    ----------  ----------
EARNINGS PER COMMON SHARE (1)
Income before extraordinary item..................  $  311,382  $  284,242
Extraordinary item:
Early extinguishment of debt--net of tax..........          --      (3,079)
                                                    ----------  ----------
Net income for per share calculation..............  $  311,382  $  281,163
                                                    ----------  ----------
                                                    ----------  ----------
Weighted average common shares outstanding........     479,947     472,614
                                                    ----------  ----------
                                                    ----------  ----------
Income before extraordinary item..................  $     0.65  $     0.60
Extraordinary item: Early extinguishment
  of debt--net of tax.............................          --       (0.01)
                                                    ----------  ----------
Earnings per common share.........................  $     0.65  $     0.59
                                                    ----------  ----------
                                                    ----------  ----------

------------------------

*   Pro forma

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                        U S WEST COMMUNICATIONS GROUP
                  Computation of Earnings Per Common Share
                  (In Thousands, Except Per Share Amounts)

                                                            YEAR ENDED
                                                           DECEMBER 31,
                                                    --------------------------
                                                        1996         1995*
                                                    ------------  ------------
EARNINGS PER COMMON SHARE (1)
Income before extraordinary item and
  cumulative effect of change
  in accounting principle.........................  $  1,215,365  $  1,184,138
Extraordinary item:
Early extinguishment of debt--net of tax..........            --        (7,988)
Cumulative effect of change in
  accounting principle--net of tax................        34,158            --
                                                    ------------  ------------
Net income for per share calculation..............  $  1,249,523  $  1,176,150
                                                    ------------  ------------
                                                    ------------  ------------
Weighted average common shares outstanding........       477,549       470,716
                                                    ------------  ------------
                                                    ------------  ------------
Income before extraordinary item and
  cumulative effect of change
  in accounting principle.........................  $       2.55  $       2.52
Extraordinary item:
  Early extinguishment of debt--net of tax........            --         (0.02)
Cumulative effect of change in
  accounting principle--net of tax................          0.07            --
                                                    ------------  ------------
Earnings per common share.........................  $       2.62  $       2.50
                                                    ------------  ------------
                                                    ------------  ------------

------------------------
*   Pro forma

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11


                        U S WEST COMMUNICATIONS GROUP
                   Computation of Earnings Per Common Share
                   (In Thousands, Except Per Share Amounts)

                                                       THREE MONTHS ENDED
                                                          DECEMBER 31,
                                                     ----------------------
                                                        1996       1995*
                                                     ----------  ----------
EARNINGS PER COMMON AND COMMON
  EQUIVALENT SHARE: (1)
Income before extraordinary item...................  $  311,382  $  284,242
Extraordinary item:
  Early extinguishment of debt--net of tax.........          --      (3,079)
                                                     ----------  ----------
Net income for per share calculation...............  $  311,382  $  281,163
                                                     ----------  ----------
                                                     ----------  ----------
Weighted average common shares outstanding.........     479,947     472,614
Incremental shares from assumed exercise
   of stock options................................       1,378       1,702
                                                     ----------  ----------
     Total common shares...........................     481,325     474,316
                                                     ----------  ----------
                                                     ----------  ----------
Income before extraordinary item...................  $     0.65  $     0.60
Extraordinary item:
  Early extinguishment of debt--net of tax.........          --       (0.01)
                                                     ----------  ----------
Earnings per common and common equivalent share....  $     0.65  $     0.59
                                                     ----------  ----------
                                                     ----------  ----------

------------------------

*   Pro forma

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                        U S WEST COMMUNICATIONS GROUP
                   Computation of Earnings Per Common Share
                   (In Thousands, Except Per Share Amounts)

                                                            YEAR ENDED
                                                           DECEMBER 31,
                                                    --------------------------
                                                        1996         1995*
                                                    ------------  ------------
EARNINGS PER COMMON AND COMMON
 EQUIVALENT SHARE: (1)
Income before extraordinary item and
  cumulative effect of change
  in accounting principle.........................  $  1,215,365  $  1,184,138
Extraordinary item:
 Early extinguishment of debt--net of tax.........            --        (7,988)
Cumulative effect of change in
 accounting principle--net of tax.................        34,158            --
                                                    ------------  ------------
Net income for per share calculation..............  $  1,249,523  $  1,176,150
                                                    ------------  ------------
                                                    ------------  ------------
Weighted average common shares outstanding........       477,549       470,716
Incremental shares from assumed exercise
  of stock options................................         1,556         1,459
                                                    ------------  ------------
Total common shares...............................       479,105       472,175
                                                    ------------  ------------
                                                    ------------  ------------
Income before extraordinary item
  and cumulative effect of change
  in accounting principle.........................  $       2.54  $       2.51
Extraordinary item:
  Early extinguishment of debt--net of tax........            --         (0.02)
Cumulative effect of change in
  accounting principle--net of tax................          0.07            --
                                                    ------------  ------------
Earnings per common and common equivalent share...  $       2.61  $       2.49
                                                    ------------  ------------
                                                    ------------  ------------

------------------------
*   Pro forma

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                        U S WEST COMMUNICATIONS GROUP
                  Computation of Earnings Per Common Share
                  (In Thousands, Except Per Share Amounts)

                                                         THREE MONTHS ENDED
                                                            DECEMBER 31,
                                                       ----------------------
                                                          1996       1995*
                                                       ----------  ----------
EARNINGS PER COMMON SHARE--ASSUMING
  FULL DILUTION: (1)
Income before extraordinary item.....................  $  311,382  $  284,242
Interest on Convertible Liquid Yield
  Option Notes (LYONS)...............................       3,356       3,220
                                                       ----------  ----------
Adjusted income before extraordinary item............     314,738     287,462
Extraordinary item: Early extinguishment
  of debt--net of tax................................          --      (3,079)
                                                       ----------  ----------
Adjusted net income for per share calculation........  $  314,738  $  284,383
                                                       ----------  ----------
                                                       ----------  ----------
Weighted average common shares outstanding...........     479,947     472,614
Incremental shares from assumed exercise
  of stock options...................................       1,583       2,188
Shares issued upon conversion of LYONS...............       9,386       9,634
                                                       ----------  ----------
Total common shares..................................     490,916     484,436
                                                       ----------  ----------
                                                       ----------  ----------
Adjusted income before extraordinary item............  $     0.64  $     0.59
Extraordinary item:
  Early extinguishment of debt--net of tax...........          --       (0.01)
                                                       ----------  ----------
Earnings per common share -assuming full dilution....  $     0.64  $     0.58
                                                       ----------  ----------
                                                       ----------  ----------
------------------------

*   Pro forma

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                        U S WEST COMMUNICATIONS GROUP
                  Computation of Earnings Per Common Share
                  (In Thousands, Except Per Share Amounts)

                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                                                    --------------------------
                                                                        1996         1995*
                                                                    ------------  ------------
EARNINGS PER COMMON SHARE--ASSUMING
  FULL DILUTION: (1)
Income before extraordinary item..................................  $  1,215,365  $  1,184,138
Interest on Convertible Liquid Yield
  Option Notes (LYONS)............................................        12,854        12,366
                                                                    ------------  ------------
Adjusted income before extraordinary item
  and cumulative effect of
  change in accounting principle..................................     1,228,219     1,196,504
Extraordinary item:
  Early extinguishment of debt--net of tax........................            --        (7,988)
Cumulative effect of change in
  accounting principle--net of tax................................        34,158            --
                                                                    ------------  ------------
Adjusted net income for per share calculation.....................  $  1,262,377  $  1,188,516
                                                                    ------------  ------------
                                                                    ------------  ------------
Weighted average common shares outstanding........................       477,549       470,716
Incremental shares from assumed
  exercise of stock options.......................................         1,594         1,780
Shares issued upon conversion of LYONS............................         9,506         9,758
                                                                    ------------  ------------
     Total common shares..........................................       488,649       482,254
                                                                    ------------  ------------
                                                                    ------------  ------------
Adjusted income before extraordinary item
  and cumulative effect of change in
  accounting principle............................................  $       2.51  $       2.48
Extraordinary item:
  Early extinguishment of debt--net of tax........................            --         (0.02)
Cumulative effect of change in
  accounting principle--net of tax................................          0.07            --
                                                                    ------------  ------------
Earnings per common share -
  assuming full dilution..........................................  $       2.58  $       2.46
                                                                    ------------  ------------
                                                                    ------------  ------------

------------------------

*   Pro forma

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                               U S WEST MEDIA GROUP
                   Computation of Earnings Per Common Share
                   (In Thousands, Except Per Share Amounts)

                                                                          THREE MONTHS ENDED
                                                                             DECEMBER 31,
                                                                         ---------------------
                                                                            1996       1995*
                                                                         ----------  ---------
EARNINGS PER COMMON SHARE (1)
Income before extraordinary item.......................................  ($  81,385) $  72,025
Extraordinary item:
  Early extinguishment of debt--net of tax.............................          --         (1)
                                                                         ----------  ---------
Net income.............................................................     (81,385)    72,024
Less preferred dividends...............................................       6,744        854
                                                                         ----------  ---------
Earnings available for common
  share calculation....................................................  ($  88,129) $  71,170
                                                                         ----------  ---------
                                                                         ----------  ---------
Weighted average common shares outstanding.............................     546,792    471,953
                                                                         ----------  ---------
                                                                         ----------  ---------
Income before extraordinary item.......................................  ($    0.16) $    0.15
Extraordinary item:
  Early extinguishment of debt--net of tax.............................          --         --
                                                                         ----------  ---------
Earnings per common share..............................................  ($    0.16) $    0.15
                                                                         ----------  ---------
                                                                         ----------  ---------

------------------------

*   Pro forma

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                                U S WEST MEDIA GROUP
                    Computation of Earnings Per Common Share
                    (In Thousands, Except Per Share Amounts)

                                                                              YEAR ENDED
                                                                             DECEMBER 31,
                                                                        ----------------------
                                                                           1996       1995*
                                                                        ----------  ----------
EARNINGS PER COMMON SHARE (1)
Income before extraordinary item......................................  ($  70,929) $  144,570
Extraordinary item:
  Early extinguishment of debt--net of tax............................          --      (3,742)
                                                                        ----------  ----------
Net income............................................................     (70,929)    140,828
Less preferred dividends..............................................       9,307       3,390
                                                                        ----------  ----------
Earnings available for common share calculation.......................     (80,236)    137,438
                                                                        ----------  ----------
                                                                        ----------  ----------
Weighted average common shares outstanding............................     491,924     470,549
                                                                        ----------  ----------
                                                                        ----------  ----------
Income before extraordinary item......................................  ($    0.16) $     0.30
Extraordinary item:
  Early extinguishment of debt--net of tax............................          --       (0.01)
                                                                        ----------  ----------
Earnings per common share.............................................  ($    0.16) $     0.29
                                                                        ----------  ----------
                                                                        ----------  ----------

------------------------

*   Pro forma

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                                 U S WEST MEDIA GROUP
                         Computation of Earnings Per Common Share
                         (In Thousands, Except Per Share Amounts)

                                                                          THREE MONTHS ENDED
                                                                             DECEMBER 31,
                                                                         ---------------------
                                                                            1996       1995*
                                                                         ----------  ---------
EARNINGS PER COMMON AND COMMON EQUIVALENT SHARE: (1)
Income before extraordinary item.......................................  ($  81,385) $  72,025
Extraordinary item:
  Early extinguishment of debt--net of tax.............................          --         (1)
                                                                         ----------  ---------
Net income.............................................................     (81,385)    72,024
Less preferred dividends...............................................       6,744        854
                                                                         ----------  ---------
Earnings available for common
  share calculation....................................................  ($  88,129) $  71,170
                                                                         ----------  ---------
                                                                         ----------  ---------
Weighted average common shares outstanding.............................     546,792    471,953
Incremental shares from assumed
  exercise of stock options............................................         999      1,102
                                                                         ----------  ---------
      Total common shares..............................................     547,791    473,055
                                                                         ----------  ---------
                                                                         ----------  ---------
Income before extraordinary item.......................................  ($    0.16) $    0.15
Extraordinary item:
  Early extinguishment of debt--net of tax.............................          --         --
                                                                         ----------  ---------
Earnings per common and common
  equivalent share.....................................................  ($    0.16) $    0.15
                                                                         ----------  ---------
                                                                         ----------  ---------

------------------------

*   Pro forma

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                                 U S WEST MEDIA GROUP
                      Computation of Earnings Per Common Share
                       (In Thousands, Except Per Share Amounts)

                                                                              YEAR ENDED
                                                                             DECEMBER 31,
                                                                        ----------------------
                                                                           1996       1995*
                                                                        ----------  ----------
EARNINGS PER COMMON AND COMMON
  EQUIVALENT SHARE: (1)
Income before extraordinary item......................................  ($  70,929) $  144,570
Extraordinary item:
  Early extinguishment of debt--net of tax............................          --      (3,742)
                                                                        ----------  ----------
Net income............................................................     (70,929)    140,828
Less preferred dividends..............................................       9,307       3,390
                                                                        ----------  ----------
Earnings available for common
  share calculation...................................................  ($  80,236) $  137,438
                                                                        ----------  ----------
                                                                        ----------  ----------
Weighted average common shares outstanding............................     491,924     470,549
Incremental shares from assumed
  exercise of stock options...........................................       1,149       1,063
                                                                        ----------  ----------
     Total common shares..............................................     493,073     471,612
                                                                        ----------  ----------
                                                                        ----------  ----------
Income before extraordinary item......................................  ($    0.16) $     0.30
Extraordinary item:
  Early extinguishment of debt--net of tax............................          --       (0.01)
                                                                        ----------  ----------
Earnings per common and common
  equivalent share....................................................  ($    0.16) $     0.29
                                                                        ----------  ----------
                                                                        ----------  ----------

------------------------

*   Pro forma

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                                 U S WEST MEDIA GROUP
                        Computation of Earnings Per Common Share
                        (In Thousands, Except Per Share Amounts)

                                                                          THREE MONTHS ENDED
                                                                             DECEMBER 31,
                                                                         ---------------------
                                                                            1996       1995*
                                                                         ----------  ---------
EARNINGS PER COMMON SHARE--ASSUMING
  FULL DILUTION: (1) (2)
Income before extraordinary item.......................................  ($  81,385) $  72,025
Interest on Convertible Liquid Yield
  Option Notes (LYONS).................................................          --      2,351
                                                                         ----------  ---------
Adjusted income before extraordinary
  item.................................................................  ($  81,385)    74,376
Extraordinary item:
  Early extinguishment of debt--net of tax.............................          --         (1)
                                                                         ----------  ---------
Adjusted net income....................................................  ($  81,385) $  74,375
Less preferred dividends...............................................       6,744        854
                                                                         ----------  ---------
Earnings available for common
  share calculation....................................................  ($  88,129) $  73,521
                                                                         ----------  ---------
                                                                         ----------  ---------
Weighted average common shares outstanding.............................     546,792    471,953
Incremental shares from assumed
  exercise of stock options............................................       1,150      1,221
Shares issued upon conversion of LYONS.................................          --      9,634
                                                                         ----------  ---------
     Total common shares...............................................     547,942    482,808
                                                                         ----------  ---------
                                                                         ----------  ---------
Income before extraordinary item.......................................  ($    0.16) $    0.15
Extraordinary item:
  Early extinguishment of debt--net of tax.............................          --         --
                                                                         ----------  ---------
Earnings per common share--assuming
  full dilution........................................................  ($    0.16) $    0.15
                                                                         ----------  ---------
                                                                         ----------  ---------

------------------------

*   Pro forma

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

(2) The effects of converting the Liquid Yield Option Notes (LYONS) are excluded from the fully diluted earnings per common share calculation due to their anti-dilutive effect.

                                   EXHIBIT 11

                              U S WEST MEDIA GROUP
                    Computation of Earnings Per Common Share
                    (In Thousands, Except Per Share Amounts)

                                                                                                  YEAR ENDED
                                                                                                 DECEMBER 31,
                                                                                            ----------------------
                                                                                               1996       1995*
                                                                                            ----------  ----------
EARNINGS PER COMMON SHARE--ASSUMING
  FULL DILUTION: (1) (2)
Income before extraordinary item..........................................................  ($  70,929) $  144,570
Interest on Convertible Liquid Yield
  Option Notes (LYONS)....................................................................          --          --
                                                                                            ----------  ----------
Adjusted income before extraordinary
  item....................................................................................     (70,929)    144,570
Extraordinary item:
  Early extinguishment of debt--net of tax................................................          --      (3,742)
                                                                                            ----------  ----------
Adjusted net income.......................................................................  ($  70,929) $  140,828
Less preferred dividends..................................................................       9,307       3,390
                                                                                            ----------  ----------
Earnings available for common
  share calculation.......................................................................  ($  80,236) $  137,438
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Weighted average common shares outstanding................................................     491,924     470,549
Incremental shares from assumed
  exercise of stock options...............................................................       1,149       1,127
Shares issued upon conversion of LYONS                                                              --          --
                                                                                            ----------  ----------
     Total common shares..................................................................     493,073     471,676
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Income before extraordinary item..........................................................  ($    0.16) $     0.30
Extraordinary item:
  Early extinguishment of debt--net of tax................................................          --       (0.01)
                                                                                            ----------  ----------
Earnings per common share--assuming
  full dilution...........................................................................  ($    0.16) $     0.29
                                                                                            ----------  ----------
                                                                                            ----------  ----------

------------------------

*   Pro forma

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

(2) The effects of converting the Liquid Yield Option Notes (LYONS) are excluded from the fully diluted earnings per common share calculation due to their anti-dilutive effect.